UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

200 Crescent Court

Suite 1450

Dallas, TX 75201

(Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

 Ranger Micro Cap Fund

Institutional Class (RFIMX)

ANNUAL REPORT

July 31, 2022

This material must be preceded or accompanied by a prospectus.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2022 (UNAUDITED)

Dear Ranger Small Cap Fund Shareholder,

The continuation of a much stronger than expected economic recovery in the first half of 2021 lifted equities broadly as reported financial results exceeded already heightened expectations. However, entering the Small Cap Fund’s fiscal year, beginning August 1, 2021, the sharp recovery strained companies’ abilities to keep pace with pent-up demand. Unexpected manufacturing and logistical bottlenecks in part caused by labor shortages transitioned the economy from one of unabated strength to an uneven, incomplete recovery that caused economic forecasting to be challenged. As a result, third quarter GDP tumbled to 2.3% from original estimates of 6% and caused the equity markets to pause entering the fourth quarter of 2021.

After declining over 5.0% in the third quarter of 2021, the Russell 2000 Growth Index returned 0.0% in the fourth quarter. This performance is notably lackluster relative to the broad market index returns of the Russell 3000 Index, the NASDAQ Composite and the S&P 500 Index. Although uneven, the economic recovery continued apace which rewarded market participants with a third consecutive year of strong returns. Small cap stocks generally underperformed during 2021, including the fourth quarter, due to the composition and influence of low-quality factors.

After the Russell 2000 Growth Index reached a record high on February 9, 2021, the sharp, extreme excesses of low-quality factors efficiently transitioned to factors that have historically tended to drive sustainable long-term absolute and relative returns. This more stable leadership manifested itself in companies with earnings outperforming non-earning companies, and those with positive returns on equity (ROE) outperforming negative returns in the Russell 2000 Growth index for the remainder of 2021. More specifically, companies with earnings returned 23.0% compared with a decline of 19.0% by non-earning companies in 2021. Likewise, companies in the three highest ROE quintiles gained 34.0%, 24.0% and 28.0%, compared with the 39.0% weighting in companies with negative value ROE which lost 19.0%.

Despite persistently high inflation and the tight labor market, financial results for the third quarter continued to exceed expectations and companies largely provided constructive near-term financial guidance. With negative real interest rates, pent up demand and what was a still accommodative Federal Reserve, fourth quarter GDP rebounded to 6.9%. As seen with the Delta and Omicron variants, navigating the COVID-19 impacted market continued to be uneven and incomplete. Inflation, employment, supply chain, and fiscal policies all coalesce into pressure points for interest rate policy by the Federal Reserve. Therefore, the broad market could fairly be described as policy dependent entering calendar year 2022.

Through aggressive fiscal and monetary policies, the economy recovered successfully and more quickly than expectations. The consequence of so much liquidity and the

Annual Report | 1

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2022 (UNAUDITED)

rapidity of the recovery was the overheating of key economic measures, namely inflation. With the employment rate at a 50-year low, labor shortages are driving wage inflation significantly higher and causing service/fulfillment disruptions across many industries. Employment, growth and liquidity also provide strong consumer demand. Restarting the manufacturing process and supply chain has caused delays and bottlenecks delivering goods to market. This imbalance created persistently high inflation at rates not experienced in 40 years. Policy makers quickly shifted from easing to tightening.  The original expectations for four moderate rate hikes over the course of 2022 quickly transformed into aggressive rate hikes by the Federal Reserve.  This quick and significant policy shift resulted from sustained inflation levels not experienced since the 1970s.

With a stronger than expected economy entering the calendar year 2022, and with higher rates a foregone conclusion, the market digested the implications on economic activity and valuations. This led to a shift in leadership away from high valuation secular growth companies, namely in the software and healthcare industries.  The proceeds from this rotation went into lower valuation cyclical companies that would seemingly benefit from the ongoing economic strength. The markets’ challenged start to 2022 was likely the result of three years of strong market gains coupled with higher valuations dampened by the forthcoming rate increases.

During the second half of 2021 and early 2022, a big rotation occurred into cyclical, hard economy, industrial and consumer names.  These companies can broadly be characterized as reopening plays and beneficiaries of a strong economy.  Investors rotated out of COVID stay and work at home beneficiaries, which were concentrated in the technology, healthcare and consumer goods industries.  Rich valuations coupled with a sharp growth slowdown caused these industries to revalue sharply lower.

Worsening Purchasing Manager’s Index (PMI) trends now bode poorly for cyclical industries and low-quality factors, which have significant overlap in the high-beta factor. Low P/E stocks are currently high-beta stocks which is in marked contrast to the 1990’s and early 2000’s when value names were low beta.

Higher rates result in more risk aversion, which is conducive for quality leadership. The economic issues discussed are likely to drive continued volatility, which too is an environment well suited for quality outperformance. While no company is immune to macro forces like persistent inflation, Ranger’s focus on quality growth companies should mitigate the impact, particularly compared with financially weaker competitors. Quality companies typically have competitive advantages that result in durable and adaptable models that thrive in diverse environments. Further, as consistently outlined, higher volatility is welcomed as it tends to reward quality and often affords the investment team opportunities to initiate new investments at attractive prices.

During the second quarter of 2022, investors worked to recalibrate their economic outlook in the face of continued uncertainty. While equities remained volatile, one consistent factor driving the market was concern over persistently high inflation.  Average gasoline prices in the U.S. rose 15.0% during the quarter, while mortgage rates

Annual Report | 2

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2022 (UNAUDITED)

rose by nearly 19.0%. The June inflation reading of 9.1%, the highest reading in over 40 years, led the Federal Reserve to increase the federal funds target rate by 75 basis points in mid-June.  This series of macroeconomic headwinds led to the worst first half performance for the S&P 500 since 1970.

The markets have come around to the idea that the Federal Reserve will need to more aggressively raise rates to rein in inflation.  Expectations for the fed funds target rate have risen steadily, with a target rate reaching 4.00-4.25% by the end of the year.

For the fiscal year ending July 31, 2022, the Small Cap Fund (RFISX) returned (21.3%) net of fees, while its benchmark, the Russell 2000 Growth index, returned (23.2%). The past year was marked by intensified inflationary pressures resulting from aggressive fiscal and monetary policies which overheated the economy.  The Russian attack on Ukraine sparked food and energy price shocks significant enough to impair consumer confidence and spending. Policy makers quickly shifted from easing to aggressive tightening. The June 2022 consumer price index reading of 9.1% marked the highest level of inflation in over 40 years. Thus far the market decline has been largely due to multiple compression.  As the economy weakens, we expect significant earnings cuts, particularly in cyclical industries.

For the fiscal year ended July 31, 2022, the Small Cap Fund outperformed the Russell 2000 Growth index by nearly 200 basis points on a relative net-of-fees basis as market volatility remained above average levels which is conducive for quality factor outperformance.  Stocks with negative earnings and high beta underperformed the benchmark, as the rising interest rate environment led investors to discount the future earnings of unprofitable companies and reduce risk exposure. More specifically, non-earnings companies, which represented 37% of the Russell 2000 Growth index, returned (39.5%) and companies in the highest beta quintile returned (36.4%). Conversely, stocks with higher returns and free cash flow outperformed. Companies in the two highest return on equity quintiles returned (9.9%) and (7.8%), while companies in the two highest free cash flow yield quintiles returned (7.8%) and (4.1%). Valuation factors exhibited mixed leadership: on a price/cash flow basis, high and negative valuation companies underperformed; on a price/earnings basis the higher valuation quintiles outperformed and companies with negative value meaningfully underperformed; and on a price/sales basis the lower three quintiles modestly outperformed. For the year, the Small Cap Fund performed as we intend during these environments, providing downside capture.

Looking at performance of the Small Cap Fund on a sector basis, the consumer discretionary, consumer staples and healthcare industries provided the largest outperformance relative to their index components. The industries which most significantly detracted from the Small Cap Fund on a relative basis were industrials, basic materials and energy.

Today, the two biggest questions facing investors are how persistent inflation will be, and whether rate increases will push the economy into recession. In our frequent meetings with company management teams this year, two themes have become apparent.  First, the

Annual Report | 3

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2022 (UNAUDITED)

cost and availability of labor is a challenge across all industries. In 2021, this tightness was more apparent in larger urban markets, but it is now seen in markets large and small.  Second, the effects of heightened inflation and the fiscal cliff have impaired consumer income and confidence and shifted wallet share to necessities.  Despite wage gains, disposable personal income was down 10% year over year in April 2022.  In addition, consumers shifted spending to travel and other services away from goods, which has burst the stay-at-home bubble and led to excess inventory.

Inflation and recession are the two primary risks that dominate investors’ attention today.  In a rising rate environment, an important question worth asking is which of the two is the Federal Reserve more concerned about?  We believe the Federal Reserve is willing to risk a mild recession to preserve the inflation-fighting credibility it worked hard to earn over the last forty years. With real interest rates still in negative territory, and the current fed funds target rate approximately 1.625 – 1.875% below expected levels for year-end 2022, we expect continued increases in short-term rates, even if equity and credit markets show increasing signs of stress.

If recession is a possibility, we are going into it with labor markets and corporate balance sheets in particularly strong shape.  In fact, a decline in the number of job openings, back to levels we saw prior to the COVID pandemic, is one of the data points that Federal Reserve governors have indicated they’d like to see.

We believe equity investors should consider two important factors as they evaluate how to react to this uncertainty. First, history shows that equity markets often begin to rise about halfway through a tightening cycle.  While there is some variability in the timing of this process, it indicates that investors shouldn’t wait for the end of inflation worries and interest rate increases to get more active in the market.  Second, as our friends at Strategas Research Partners recently noted, quality factors tend to outperform in a rising interest rate environment.  This should bode well for the types of companies represented in the Small Cap Fund’s portfolio.

We continue to believe that a focus on innovative companies that are experiencing growing demand for their products and services will lead to revenue growth, and in turn portfolio success. We see any meaningful pullback in the market as an opportunity to add to quality companies.  Additionally, while we strive to position the Small Cap Fund in the best companies that represent our investment process, we also understand that there are environments that best showcase our positive differentiation and environments that prove to be more challenging.

Best regards,

Conrad Doenges

       Andrew Hill

          Joseph LaBate

CIO

                                       President                                    Managing Director

& Portfolio Manager                     & Portfolio Manager                 & Portfolio Manager

Annual Report | 4

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER

JULY 31, 2022 (UNAUDITED)

Dear Ranger Micro Cap Fund Shareholder,

The continuation of a much stronger than expected economic recovery in the first half of 2021 lifted equities broadly, as reported financial results exceeded already heightened expectations. However, entering the Micro Cap Fund’s fiscal year, beginning August 1, 2021, the sharp recovery strained companies’ abilities to keep pace with pent-up demand. Unexpected manufacturing and logistical bottlenecks, in part caused by labor shortages, transitioned the economy from one of unabated strength to an uneven, incomplete recovery that caused economic forecasting to be challenged. As a result, third quarter GDP tumbled to 2.3%, from original estimates of 6.0%, and caused the equity markets to pause entering the fourth quarter of 2021.

After declining 9.1% in the third quarter of 2021, the Russell Microcap Growth Index subsequently declined 8.0% in the fourth quarter. This performance is notably lackluster relative to the broad market index returns of the Russell 3000 Index, the NASDAQ Composite and the S&P 500 Index. Although uneven, the economic recovery continued apace, which rewarded market participants with a third consecutive year of strong returns. Small cap and micro cap stocks generally underperformed during 2021, including the fourth quarter, due to the composition and influence of low-quality factors.

After the Russell 2000 Growth Index reached a record high on February 9, 2021, the sharp, extreme excesses of low-quality factors efficiently transitioned to factors that have historically tended to drive sustainable long-term absolute and relative returns. This more stable leadership manifested itself in companies with earnings outperforming non-earning companies, and those with positive returns on equity (ROE) outperforming negative returns in the Russell Microcap Growth index for the remainder of 2021. More specifically, companies with earnings returned 34.0%, compared with a decline of 16.6% by non-earning companies in 2021. Likewise, companies in the three highest ROE quintiles gained 56.0%, 34.0% and 28.0%, compared with the near 53.0% weighting in companies with negative value ROE which lost 17.0%.

Despite persistently high inflation and the tight labor market, financial results for the third quarter continued to exceed expectations and companies largely provided constructive near-term financial guidance. With negative real interest rates, pent up demand and what was a still accommodative Federal Reserve, fourth quarter GDP rebounded to 6.9%. As seen with the Delta and Omicron variants, navigating the COVID-19 impacted market continued to be uneven and incomplete. Inflation, employment, supply chain, fiscal policies all coalesce into pressure points for interest rate policy by the Federal Reserve. Therefore, the broad market could fairly be described as policy dependent entering calendar year 2022.

Through aggressive fiscal and monetary policies, the economy recovered successfully and more quickly than expectations. The consequence of so much liquidity and the rapidity of the recovery was the overheating of key economic measures, namely inflation. With the employment rate at a 50-year low, labor shortages are driving wage inflation significantly higher and causing service/fulfillment disruptions across many industries.

Annual Report | 5

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2022 (UNAUDITED)

Employment, growth and liquidity also provide strong consumer demand. Restarting the manufacturing process and supply chain has caused delays and bottlenecks delivering goods to market. This imbalance created persistently high inflation at rates not experienced in 40 years. Policy makers quickly shifted from easing to tightening.  The original expectations for four moderate rate hikes over the course of 2022 quickly transformed into aggressive rate hikes by the Federal Reserve.  This quick and significant policy shift resulted from sustained inflation levels not experienced since the 1970s.

With a stronger than expected economy entering the calendar year 2022, and with higher rates a foregone conclusion, the market digested the implications on economic activity and valuations. This led to a shift in leadership away from high valuation secular growth companies, namely in the software and healthcare industries).  The proceeds from this rotation went into lower valuation cyclical companies that would seemingly benefit from the ongoing economic strength. The markets’ challenged start to 2022 was likely the result of three years of strong market gains coupled with higher valuations dampened by the forthcoming rate increases.

During the second half of 2021 and early 2022, a big rotation occurred into cyclical, hard economy, industrial and consumer names.  These companies can broadly be characterized as reopening plays and beneficiaries of a strong economy.  Investors rotated out of COVID stay and work at home beneficiaries, which were concentrated in the technology, healthcare and consumer goods industries.  Rich valuations coupled with a sharp growth slowdown caused these industries to revalue sharply lower.

Worsening Purchasing Manager’s Index trends now bode poorly for cyclical industries and low-quality factors, which have significant overlap in the high-beta factor. Low P/E stocks are currently high beta stocks which is in marked contrast to the 1990’s and early 2000’s when value names were low beta.

Higher rates result in more risk aversion which is conducive for quality leadership. The economic issues discussed are likely to drive continued volatility, which too is an environment well suited for quality outperformance. While no company is immune to macro forces like persistent inflation, Ranger’s focus on quality growth companies should mitigate the impact, particularly compared with financially weaker competitors. Quality companies typically have competitive advantages that result in durable and adaptable models that thrive in diverse environments. Further, as consistently outlined, higher volatility is welcomed as it tends to reward quality and often affords the investment team opportunities to initiate new investments at attractive prices.

During the second quarter of 2022, investors worked to recalibrate their economic outlook in the face of continued uncertainty. While equities remained volatile, one consistent factor driving the market was concern over persistently high inflation.  Average gasoline prices in the U.S. rose 15.0% during the quarter, while mortgage rates rose by nearly 19.0%. The June inflation reading of 9.1%, the highest reading in over 40 years, led the Federal Reserve to increase the fed funds target rate by 75 basis points in

Annual Report | 6

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2022 (UNAUDITED)

mid-June.  This series of macroeconomic headwinds led to the worst first half performance for the S&P 500 since 1970.

The markets have come around to the idea that the Federal Reserve will need to more aggressively raise rates to rein in inflation.  Expectations for the fed funds target rate have risen steadily, with a target rate reaching 4.00-4.25% by the end of the year.

For the fiscal year ending July 31, 2022, the Micro Cap Fund (RFIMX) returned (15.8%) net of fees, while its benchmark, the Russell Microcap Growth index, returned (32.8%). The past year was marked by intensified inflationary pressures resulting from aggressive fiscal and monetary policies which overheated the economy.  The Russian attack on Ukraine sparked food and energy price shocks significant enough to impair consumer confidence and spending. Policy makers quickly shifted from easing to aggressive tightening. The June 2022 consumer price index reading of 9.1% marked the highest level of inflation in over 40 years. Thus far the market decline has been largely due to multiple compression.  As the economy weakens, we expect significant earnings cuts, particularly in cyclical industries.

For the fiscal year ended July 31, 2022, the Micro Cap Fund outperformed the Russell Microcap Growth index by over 1,690 basis points on a relative net-of-fees basis as market volatility remained above average levels which is conducive for quality factor outperformance.  Stocks with negative earnings and high beta underperformed the benchmark, as the rising interest rate environment led investors to discount the future earnings of unprofitable companies and reduce risk exposure. More specifically, non-earnings companies, which represented nearly 55% of the Russell 2000 Microcap Growth index, returned (46.4%) and companies in the highest beta quintile returned (39.3%). Conversely, stocks with higher returns and free cash flow outperformed. Companies in the two highest return on equity quintiles returned (8.2%) and (3.2%), while companies in the two highest free cash flow yield quintiles returned 7.1% and (4.6%). Valuation factors exhibited mixed leadership: on a price/cash flow basis, negative valuation companies underperformed; on a price/earnings all quintiles outperformed while companies with negative value meaningfully underperformed; and on a price/sales basis the highest quintile moderately underperformed and the other four quintiles modestly outperformed but with no distinguishable performance pattern. For the year, the Micro Cap Fund performed as we intend during these environments, providing downside capture.

Looking at performance of the Micro Cap Fund on a sector basis, the healthcare, consumer discretionary, technology and financials industries provided the largest outperformance relative to their index components. The industries which most significantly detracted from the Micro Cap Fund on a relative basis were energy, basic materials and telecommunications.

Today, the two biggest questions facing investors are how persistent inflation will be, and whether rate increases will push the economy into recession. In our frequent meetings with company management teams this year, two themes have become apparent.  First, the cost and availability of labor is a challenge across all industries. In 2021, this tightness

Annual Report | 7

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2022 (UNAUDITED)

was more apparent in larger urban markets, but is now seen in markets large and small.  Second, the effects of heightened inflation and the fiscal cliff have impaired consumer income and confidence and shifted wallet share to necessities.  Despite wage gains, disposable personal income was down 10% year over year in April 2022.  In addition, consumers shifted spending to travel and other services away from goods, which has burst the stay-at-home bubble and led to excess inventory.

Inflation and recession are the two primary risks that dominate investors’ attention today.  In a rising rate environment, an important question worth asking is which of the two is the Federal Reserve more concerned about?  We believe the Federal Reserve is willing to risk a mild recession to preserve the inflation-fighting credibility it worked hard to earn over the last forty years. With real interest rates still in negative territory, and the current fed funds target rate approximately 1.625 – 1.875% below expected levels for year-end 2022, we expect continued increases in short-term rates, even if equity and credit markets show increasing signs of stress.

If recession is a possibility, we are going into it with labor markets and corporate balance sheets in particularly strong shape.  In fact, a decline in the number of job openings, back to levels we saw prior to the COVID pandemic, is one of the data points that Federal Reserve governors have indicated they’d like to see.

We believe equity investors should consider two important factors as they evaluate how to react to this uncertainty. First, history shows that equity markets often begin to rise about halfway through a tightening cycle.  While there is some variability in the timing of this process, it indicates that investors shouldn’t wait for the end of inflation worries and interest rate increases to get more active in the market.  Second, as our friends at Strategas Research Partners recently noted, quality factors tend to outperform in a rising interest rate environment.  This should bode well for the types of companies represented in the Micro Cap Fund’s portfolio.

We continue to believe that a focus on innovative companies that are experiencing growing demand for their products and services will lead to revenue growth, and in turn portfolio success. We see any meaningful pullback in the market as an opportunity to add to quality companies.  Additionally, while we strive to position the Micro Cap Fund in the best companies that represent our investment process, we also understand that there are environments that best showcase our positive differentiation and environments that prove to be more challenging.

Best regards,

Conrad Doenges

       Andrew Hill

          Joseph LaBate

CIO

                                       President                                    Managing Director

& Portfolio Manager                     & Portfolio Manager                 & Portfolio Manager

Annual Report | 8

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2022 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2022

	1 Year	5 Years	10 Years	Since Inception *	Ending Value
Ranger Small Cap Fund	-21.29%	8.92%	10.63%	12.39%	$886,380
Russell 2000 Growth Index	-23.18%	6.87%	10.66%	11.62%	$822,436

Cumulative Performance Comparison of $250,000 Investment Since Inception

Ranger Small Cap Fund
Russell 2000 Growth Index
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
$900,000
$850,000
$800,000
$750,000
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
Sep-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22

* Inception September 29, 2011

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 30, 2021 was 1.11% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2022, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.40%.

Annual Report | 9

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2022 (UNAUDITED)

   Average Annualized Total Returns for the Period ended July 31, 2022

	1 Year	3 Year	Since Inception *	Ending Value
Ranger Micro Cap Fund	-15.84%	16.08%	12.66%	$410,086
Russell Microcap Growth Index	-32.77%	4.71%	-0.20%	$247,917

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception June 6, 2018

This chart assumes an initial investment of $250,000 made on the closing of June 6, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell Microcap Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 30, 2021 was 1.51% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2022, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.82%.

Annual Report | 10

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

JULY 31, 2022 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
WNS Holdings, Ltd. ADR (India)	5.09%
Grocery Outlet Holding Corp.	4.30%
Simulations Plus, Inc.	4.24%
e.l.f. Beauty, Inc.	3.97%
Repligen Corp.	3.85%
Evo Payments, Inc. Class A	3.78%
Qualys, Inc.	3.38%
Texas Roadhouse, Inc.	3.22%
Earthstone Energy, Inc. Class A	2.92%
Mesa Laboratories, Inc.	2.91%
37.66%

Portfolio Allocation	(% of Net Assets)
Common Stocks	95.02%
Short-Term Investment	4.95%
Other Assets Less Liabilities	0.03%
100.00%

*Excludes Short-Term Investments.

Annual Report | 11

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

JULY 31, 2022 (UNAUDITED)

   FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
i3 Verticals, Inc. Class A	4.30%
PDF Solutions, Inc.	4.25%
NAPCO Security Technologies, Inc.	4.21%
Avid Bioservices, Inc.	4.19%
e.l.f. Beauty, Inc.	4.09%
Simulations Plus, Inc.	4.07%
America's Car-Mart, Inc.	4.04%
Kura Sushi USA, Inc. Class A	3.77%
LeMaitre Vascular, Inc.	3.73%
iRadimed Corp.	3.35%
40.00%

Portfolio Allocation	(% of Net Assets)
Common Stocks	97.42%
Short-Term Investment	2.33%
Other Assets Less Liabilities	0.25%
100.00%

*Excludes Short-Term Investment.

Annual Report | 12

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2022

Shares		Value

COMMON STOCKS - 95.02%

Apparel Retailers - 0.99%
5,270	Boot Barn Holdings, Inc. *	$ 328,321

Banks - 6.84%
32,125	Home Bancshares, Inc.	758,150
28,175	Cadence Bank	735,368
5,760	Triumph Bancorp, Inc. *	418,464
20,026	Banc of California, Inc.	350,655
		2,262,637
Biotechnology - 5.02%
5,130	Medpace Holdings, Inc. *	869,689
40,214	Avid Bioservices, Inc. *	790,205
		1,659,894
Building Materials: Other - 2.74%
2,150	TopBuild Corp. *	455,198
21,762	The AZEK Co., Inc. Class A *	450,038
		905,236
Computer Services - 7.53%
9,148	Qualys, Inc. *	1,118,983
11,070	Workiva, Inc. Class A *	725,085
6,365	Endava PLC Class A ADR (United Kingdom) *	649,230
		2,493,298
Containers and Packaging - 0.33%
21,460	Ranpak Holdings Corp. Class A *	109,661

Cosmetics - 3.97%
39,196	e.l.f. Beauty, Inc. *	1,314,242

Defense - 2.83%
12,862	Mercury Systems, Inc. *	758,987
12,330	Kratos Defense & Security Solutions, Inc. *	177,429
		936,416
Electronic Equipment: Gauges and Meters - 2.91%
4,519	Mesa Laboratories, Inc.	963,677

Food Products - 0.93%
21,641	Sovos Brands, Inc. *	306,437

Food Retailers and Wholesalers - 4.30%
33,350	Grocery Outlet Holding Corp. *	1,424,712

Footwear - 1.42%
14,871	Steven Madden, Ltd.	471,411

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2022

Shares		Value

Health Care Services - 5.12%
7,330	Omnicell, Inc. *	$ 807,180
3,797	LHC Group, Inc. *	619,139
2,250	Amedisys, Inc. *	269,662
		1,695,981
Home Construction - 1.21%
6,300	Skyline Champion Corp. *	398,790

Home Improvement Retailers - 1.43%
3,386	SiteOne Landscape Supply, Inc. *	471,771

Machinery: Industrial - 1.61%
2,734	Chart Industries, Inc. *	533,376

Media Agencies - 0.33%
7,929	Cardlytics, Inc. *	109,420

Medical Equipment - 6.72%
5,976	Repligen Corp. *	1,275,039
18,870	LeMaitre Vascular, Inc.	950,104
		2,225,143
Medical Supplies - 3.12%
7,790	Conmed Corp.	760,538
11,810	Neogen Corp. *	273,165
		1,033,703
Oil: Crude Producers - 5.09%
27,114	Brigham Minerals, Inc. Class A	719,877
68,096	Earthstone Energy, Inc. Class A *	966,282
		1,686,159
Professional Business Support Services - 5.09%
19,418	WNS Holdings, Ltd. ADR (India) *	1,683,735

Recreational Products - 1.23%
8,033	Yeti Holdings, Inc. *	407,835

Restaurants and Bars - 3.22%
12,238	Texas Roadhouse, Inc.	1,067,398

Semiconductors - 2.26%
3,570	Silicon Laboratories, Inc. *	526,504
18,145	nLight, Inc. *	222,458
		748,962

The accompanying notes are an integral part of these financial statements.

Annual Report | 14

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2022

Shares		Value

Software - 8.52%
21,882	Simulations Plus, Inc.	$ 1,403,730
16,900	DoubleVerify Holdings, Inc. *	387,517
8,825	Pegasystems, Inc.	354,324
3,375	AppFolio, Inc. Class A *	343,609
16,600	Expensify, Inc. Class A *	331,336
		2,820,516
Specialty Chemicals - 1.51%
3,073	Quaker Chemical Corp.	498,471

Transaction Processing Services - 5.95%
45,730	Evo Payments, Inc. Class A *	1,250,258
53,701	Repay Holdings Corp. Class A *	719,593
		1,969,851
Trucking - 2.80%
3,900	SAIA, Inc. *	927,615

TOTAL FOR COMMON STOCKS (Cost $30,125,260) - 95.02%		31,454,668

SHORT-TERM INVESTMENT - 4.95%
1,638,276	First American Government Obligation Fund - Class Z 1.83% ** (Cost $1,638,276)	1,638,276

TOTAL INVESTMENTS (Cost $31,763,536) - 99.97%		33,092,944

OTHER ASSETS LESS LIABILITIES - 0.03%		11,543

NET ASSETS - 100.00%		$ 33,104,487

ADR - American Depositary Receipts.

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report | 15

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2022

Shares		Value

COMMON STOCKS - 97.42%

Apparel Retailers - 1.59%
3,480	Boot Barn Holdings, Inc. *	$ 216,804

Auto Parts - 1.41%
10,200	Stoneridge, Inc. *	191,964

Banks - 8.20%
3,720	Metropolitan Bank Holding Corp. *	258,094
10,080	Banc of California, Inc.	176,501
16,349	Capstar Financial Holdings, Inc.	343,492
7,830	Five Star Bancorp	206,477
1,840	Triumph Bancorp, Inc. *	133,676
		1,118,240
Biotechnology - 6.60%
29,080	Avid Bioservices, Inc. *	571,422
6,593	ANI Pharmaceuticals, Inc. *	225,810
15,737	Alpha Teknova, Inc. *	102,133
		899,365
Building Materials: Other - 1.46%
6,350	Insteel Industries, Inc.	198,755

Containers and Packaging- 0.48%
12,725	Ranpak Holdings Corp. Class A *	65,025

Cosmetics - 4.09%
16,630	e.l.f. Beauty, Inc. *	557,604

Electronic Equipment: Control and Filter - 4.21%
22,338	NAPCO Security Technologies, Inc. *	573,193

Electronic Equipment: Gauges and Meters - 2.74%
1,749	Mesa Laboratories, Inc.	372,974

Electronic Equipment: Other - 1.52%
7,710	Allied Motion Technologies, Inc.	207,707

Home Construction - 2.60%
13,200	Green Brick Partners, Inc. *	353,760

Medical Equipment - 12.02%
17,644	BioLife Solutions, Inc. *	340,000
34,088	InfuSystem Holdings, Inc. *	333,040
10,820	iRadimed Corp.	457,145
10,097	LeMaitre Vascular, Inc.	508,384
		1,638,569

The accompanying notes are an integral part of these financial statements.

Annual Report | 16

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2022

Shares		Value

Medical Supplies - 7.17%
4,089	Utah Medical Products, Inc.	$ 373,489
5,284	UFP Technologies, Inc. *	425,468
7,631	Anika Therapeutics, Inc. *	178,260
		977,217
Metal Fabricating - 1.46%
1,731	Omega Flex, Inc.	199,048

Oil: Crude Producers - 5.27%
15,015	Brigham Minerals, Inc. Class A	398,648
47,420	Evolution Petroleum Corp., Inc.	320,085
		718,733
Restaurants and Bars - 3.77%
6,080	Kura Sushi USA, Inc. Class A *	513,395

Semiconductors - 1.24%
13,793	nLight, Inc. *	169,102

Software - 18.56%
21,470	PDF Solutions, Inc. *	579,261
23,637	American Software, Inc. Class A	422,630
35,140	Mitek Systems, Inc. *	382,323
15,226	Model N, Inc. *	382,477
8,654	Simulations Plus, Inc.	555,154
18,283	CI&T, Inc. Class A *	206,963
		2,528,808
Specialty Retailers - 4.04%
5,310	America's Car-Mart, Inc. *	549,957

Telecommunications Equipment - 1.01%
41,308	Genasys, Inc. *	138,382

Transaction Processing Services - 7.98%
21,610	I3 Verticals, Inc. Class A *	586,279
18,277	Repay Holdings Corp. Class A *	244,912
36,710	Paya Holdings, Inc. Class A *	256,603
		1,087,794

TOTAL FOR COMMON STOCKS (Cost $11,703,809) - 97.42%		13,276,396

SHORT-TERM INVESTMENT - 2.33%

317,490	First American Government Obligation Fund - Class Z 1.83% ** (Cost $317,490)	317,490

TOTAL INVESTMENTS (Cost $12,021,299)- 99.75%		13,593,886

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2022

Value

OTHER ASSETS LESS LIABILITIES - 0.25%	$ 34,057

NET ASSETS - 100.00%	$ 13,627,943

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

RANGER FUNDS INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JULY 31, 2022

Assets:	Small Cap Fund	Micro Cap Fund
Investments In Securities, At Value (Cost $31,763,536, and $12,021,299, respectively)	$ 33,092,944	$ 13,593,886
Cash	1,000	-
Receivables:
Dividends	3,034	752
Securities Sold	127,317	48,762
Shareholder Subscriptions	32,103	-
Prepaid Expenses	4,049	2,867
Total Assets	33,260,447	13,646,267
Liabilities:
Payables:
Advisory Fees	19,074	10,219
Securities Purchased	123,881	-
Other Expenses	13,005	8,105
Total Liabilities	155,960	18,324
Net Assets	$ 33,104,487	$ 13,627,943

Net Assets Consist Of:
Paid In Capital	$ 30,835,358	$ 11,619,051
Distributable Earnings	2,269,129	2,008,892
Net Assets	$ 33,104,487	$ 13,627,943

Institutional Class:

Net Assets	$ 33,104,487	$ 13,627,943
Shares Outstanding (unlimited number of shares authorized with no par value)	1,911,960	1,429,516
Net Asset Value, Redemption Price And Offering Price Per Share	$ 17.31	$ 9.53

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

RANGER FUNDS INVESTMENT TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2022

Investment Income:	Small Cap Fund	Micro Cap Fund
Dividends (net of foreign withholding of $0 & $1,201, respectively)	$ 215,722	$ 106,376
Total Investment Income	215,722	106,376

Expenses:
Advisory Fees (Note 5)	378,019	179,397
Administrative and Operating Servicing Fees (Note 5)	22,711	10,608
Audit Fees	17,667	18,292
Transfer Agent & Accounting Fees	41,628	31,955
Registration Fees	2,324	1,295
Custody Fees	9,070	4,053
Insurance Fees	3,913	1,634
Trustee Fees	2,813	2,813
Printing Fees	3,530	1,606
NASDAQ Fees	742	735
Shareholder Servicing Fees	13,940	1,294
Miscellaneous Fees	3,896	3,257
Legal Fees	27,602	12,595
Total Expenses	527,855	269,534
Advisory Fees Waived (Note 5)	(98,094)	(52,962)
Net Expenses	429,761	216,572

Net Investment Loss	(214,039)	(110,196)

Realized And Unrealized Gain (Loss) On Investments:
Realized Gain On Investments	2,146,717	805,428
Net Change In Unrealized Appreciation (Depreciation) On Investments	(10,802,820)	(3,194,175)
Net Realized And Unrealized Loss On Investments	(8,656,103)	(2,388,747)

Net Decrease In Net Assets Resulting From Operations	$(8,870,142)	$(2,498,943)

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2022	7/31/2021
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (214,039)	$ (270,885)
Net Realized Gain On Investments	2,146,717	3,874,448
Net Change In Unrealized Appreciation (Depreciation) On Investments	(10,802,820)	7,702,185
Net Increase (Decrease) In Net Assets Resulting From Operations	(8,870,142)	11,305,748

Distributions Paid To Shareholders	(3,997,600)	(2,121,872)

Capital Share Transactions (Note 7)	4,284,033	7,129,544

Total Increase (Decrease) In Net Assets	(8,583,709)	16,313,420

Net Assets:
Beginning Of Year	41,688,196	25,374,776

End Of Year	$ 33,104,487	$41,688,196

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2022	7/31/2021
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (110,196)	$ (171,462)
Net Realized Gain On Investments	805,428	8,711,118
Net Change In Unrealized Appreciation (Depreciation) On Investments	(3,194,175)	1,898,130
Net Increase (Decrease) In Net Assets Resulting From Operations	(2,498,943)	10,437,786

Distributions Paid To Shareholders	(6,845,419)	-

Capital Share Transactions (Note 7)	7,337,761	(12,624,421)

Total Decrease In Net Assets	(2,006,601)	(2,186,635)

Net Assets:
Beginning Of Year	15,634,544	17,821,179

End Of Year	$13,627,943	$15,634,544

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	7/31/2022	7/31/2021	7/31/2020	7/31/2019	7/31/2018
Net Asset Value, At Beginning of Year	$ 24.20	$ 18.33	$ 17.87	$ 19.68	$ 17.75
Income (Loss) From Investment Operations:					
Net Investment Loss *	(0.12)	(0.17)	(0.11)	(0.08)	(0.08)
Net Gain (Loss) On Securities (Realized And Unrealized)	(4.49)	7.47	1.68	0.55	3.44
Total From Investment Operations	(4.61)	7.30	1.57	0.47	3.36
Distributions:					
Realized Gains	(2.28)	(1.43)	(1.11)	(2.28)	(1.43)
Total From Distributions	(2.28)	(1.43)	(1.11)	(2.28)	(1.43)
Net Asset Value, At End Of Year	$ 17.31	$ 24.20	$ 18.33	$ 17.87	$ 19.68
Total Return **	(21.29)%	40.81%	9.26%	5.70%	19.77%
Ratios/Supplemental Data:					
Net Assets At End Of Year (Thousands)	$ 33,104	$ 41,688	$ 25,375	$ 25,841	$ 26,917
Before Waivers					
Ratio Of Expenses To Average Net Assets	1.40% (a)	1.40% (a)	1.42%	1.39%	1.41%
After Waivers					
Ratio Of Expenses To Average Net Assets	1.14% (b)	1.11% (b)	1.10%	1.10%	1.10%
Ratio Of Net Investment Loss To Average Net Assets	(0.57)%	(0.80)%	(0.66)%	(0.47)%	(0.43)%
Portfolio Turnover	31.38%	42.49%	58.92%	67.07%	49.21%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

(a) Expenses before waivers (excluding shareholder servicing fees of 0.04% and 0.01%) was 1.36% and 1.39%, for the years ended July 31, 2022 and 2021, respectively.

(b) Expenses after waivers (excluding shareholder servicing fees of 0.04% and 0.01%) was 1.10% and 1.10%, for the years ended July 31, 2022 and 2021, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD/YEAR.

Years Ended				Period Ended (b)
	7/31/2022	7/31/2021	7/31/2020	7/31/2019	7/31/2018
Net Asset Value, At Beginning of Period/Year	$ 19.42	$ 10.97	$ 10.45	$ 9.99	$ 10.00
Income (Loss) From Investment Operations:					
Net Investment Loss *	(0.09)	(0.15)	(0.09)	(0.10)	(0.01)
Net Gain (Loss) On Securities (Realized And Unrealized)	(1.35)	8.60	0.61	0.59	- ***
Total From Investment Operations	(1.44)	8.45	0.52	0.49	(0.01)
Distributions:					
Realized Gains	(8.45)	-	-	(0.03)	-
Total From Distributions	(8.45)	-	-	(0.03)	-
Net Asset Value, At End Of Period/Year	$ 9.53	$ 19.42	$ 10.97	$ 10.45	$ 9.99
Total Return **	(15.84)%	77.03%	4.98%	4.99%	(0.10)% (a)
Ratios/Supplemental Data:					
Net Assets At End Of Period/Year (Thousands)	$ 13,628	$ 15,635	$ 17,821	$ 17,635	$ 14,666
Before Waivers					
Ratio Of Expenses To Average Net Assets	1.88% (c)	1.81% (c)	1.74%	1.78%	0.59% (a)
After Waivers					
Ratio Of Expenses To Average Net Assets	1.51% (d)	1.50% (d)	1.50%	1.50%	0.22% (a)
Ratio Of Net Investment Loss To Average Net Assets	(0.77)%	(1.01)%	(0.89)%	(0.97)%	(0.09)% (a)
Portfolio Turnover	26.88%	56.25%	45.96%	54.29%	3.05% (a)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount is less than $0.005.

(a) Not annualized

(b) Period June 6, 2018 (commencement of investment operations) through July 31, 2018.

(c) Expenses before waivers (excluding shareholder servicing fees of 0.01% and less than 0.01%) was 1.87% and 1.80%, for the years ended July 31, 2022 and 2021, respectively.

(d) Expenses after waivers (excluding shareholder servicing fees of 0.01% and less than 0.01%) was 1.50%  and 1.50%, for the years ended July 31, 2022 and 2021, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report | 24

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2022

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The affairs of the Trust are managed by the Trust’s Board of Trustees (the “Board” or “Trustees”). The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of two series: Ranger Small Cap Fund and Ranger Micro Cap Fund (each a “Fund” and collectively the “Funds”). Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective to seek long-term capital appreciation. Ranger Micro Cap Fund (“Micro Cap Fund”) is a diversified portfolio with an investment objective to seek long-term capital appreciation. Each Fund has Institutional Class Shares and Investor Class Shares; however, the Funds do not currently offer their Investor Class shares for sale. The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (“Ranger Investment”) serves as investment adviser to Small Cap Fund and Micro Cap Fund. Ranger Investment is referred to as the “Adviser.”

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Trust expenses for the Funds are allocated based on their relative net assets within the Trust or allocated based on the number of Funds within the Trust.

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes: The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2021) or expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Annual Report | 25

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2022

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended July 31, 2022, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. For financial reporting purposes the treatment of distributions made to shareholders during the year from net investment income, net realized capital, or return of capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Share Valuation: The net asset value per share of each class of shares for Small Cap Fund and Micro Cap Fund are calculated daily by dividing the total value of each Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap Fund and Micro Cap Fund is equal to the net asset value per share.

Share Class Accounting: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective share class of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Each class of shares has proportionate rights as to assets of the respective Funds, and the classes are identical except for ongoing distribution fees. Investor Class shares are subject to distribution fees, whereas Institutional Class shares are not. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’

Annual Report | 26

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2022

maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

Note 3. Risks

Micro, Small and Medium Capitalization Risk: Micro, small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of micro, small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Micro Cap Fund: An investment in the Micro Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Micro Cap Fund include, but are not limited to:

Micro Cap Company Risk; Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Micro Cap Fund portfolio invests in micro capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Liquidity Risk: Some micro cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Micro Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

A number of other risks are associated with an investment in the Micro Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Small Cap Fund: An investment in the Small Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Small Cap Fund include, but are not limited to:

Small Cap Company Risk: Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Small Cap Fund portfolio invests in small capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2022

Liquidity Risk: Some small cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Small Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

A number of other risks are associated with an investment in the Small Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Adviser’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Note 4. Security Valuations

As described in Note 2, all investments are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, preferred stock, exchange traded funds and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2022

security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees and are categorized as Level 3.

Money market funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$31,454,668	$ -	$ -	$31,454,668
Short-Term Investment	1,638,276	-	-	1,638,276
Total	$33,092,944	$ -	$ -	$33,092,994

The following table presents information about the Micro Cap Fund’s investments measured at fair value as of July 31, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$13,276,396	$ -	$ -	$13,276,396
Short-Term Investment	317,490	-	-	317,490
Total	$13,593,886	$ -	$ -	$13,593,886

The Funds did not hold any Level 2 or Level 3 assets as of July 31, 2022. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments. The Funds also did not have transfers into or out of Level 1, Level 2 or Level 3 during the year ended July 31, 2022.

Note 5. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Management Agreement (“Management Agreement”) between the Adviser and the Trust, Ranger Investment is entitled to investment advisory fees, computed daily and payable monthly, of 1.00% per annum of the average daily net assets of Small Cap Fund and 1.25% per annum of the average daily net assets of Micro Cap Fund. For the year ended July 31, 2022, the Adviser earned $378,019 and $179,397, from the Small Cap Fund and Micro Cap Fund, respectively. For the year ended July 31, 2022, the Adviser waived $98,094 and $52,962 in fees from the Small Cap Fund and Micro Cap Fund, respectively. At July 31, 2022, the Adviser was owed $19,074 and $10,219 from the Small Cap Fund and Micro Cap Fund, respectively.

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2022

Ranger Investment has entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreement”), whereby the Adviser has agreed to reduce its fees and reimburse expenses so that the net annual operating expenses (exclusive of any Rule 12b-1 distribution or shareholder service fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) of Small Cap Fund and Micro Cap Fund will not exceed 1.10% and 1.50%, respectively, of average daily net assets until November 30, 2022. The Adviser may recoup any waived or reimbursed amount from each respective Fund pursuant to the Expense Limitation Agreement if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the respective adviser incurred the expenses. As of July 31, 2022, Ranger Investment is entitled to recapture $271,256 in expenses pursuant to the Expense Limitation Agreement from the Small Cap Fund and $143,790 in expenses pursuant to the Expense Limitation Agreement from the Micro Cap Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Micro Cap Fund
July 31, 2020	July 31, 2023	$ 77,216	$ 39,526
July 31, 2021	July 31, 2024	$ 95,946	$ 51,302
July 31, 2022	July 31, 2025	$ 98,094	$ 52,962

Effective January 1, 2022, pursuant to the Management Services Agreement between Ranger Shared Services, LLC and the Trust, Ranger Shared Services, LLC is entitled to administrative fees, computed daily and payable monthly, of 0.10% per annum of the average daily net assets of Small Cap Fund and Micro Cap Fund. Ranger Shared Services, LLC is also entitled to operation service fees of $5,000 annually per Fund.  For the year ended July 31, 2022, Ranger Shared Services, LLC earned fees of $22,711 for the Small Cap Fund and $10,608 for the Micro Cap Fund.

Each Trustee who is not affiliated with the Trust and/or the Adviser will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee. None of the executive officers receive compensation from the Trust.

Note 6. Agreements

Transfer Agent Agreement and Accounting Services Agreement: Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agent Agreement with the Trust. Under the Transfer Agent Agreement, MSS provides all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

12b-1 Plan and Distribution Agreement: The Trust, on behalf of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits Investor Class shares of each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets. Institutional Class shares of the Funds are not

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2022

subject to a 12b-1 fee and do not have a Rule 12b-1 plan. Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.

Arbor Court Capital, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Trust and the Adviser are not affiliated with the Distributor.

Shareholder Servicing Fees:  In March 2021, The Board, on behalf of the Funds, has approved that each Fund could annually pay up to 0.15% of the Fund assets for shareholder servicing expenses.

Note 7. Capital Share Transactions

At July 31, 2022, there were unlimited shares authorized at no par value for the Trust (which includes the Small Cap Fund and Micro Cap Fund). The following table summarizes transactions in capital for each respective year:

Small Cap Fund – Institutional Class	Year Ended July 31, 2022		Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	212,009	$4,439,754	539,650	$11,440,087
Shares Reinvested	117,385	2,661,114	59,476	1,273,375
Shares Redeemed	(140,075)	(2,816,835)	(260,782)	(5,583,918)
Net Increase (Decrease)	189,319	$4,284,033	338,344	$ 7,129,544

Micro Cap Fund – Institutional Class	Year Ended July 31, 2022		Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	85,411	$ 1,127,702	83,041	$ 1,270,936
Shares Reinvested	579,139	6,845,419	-	-
Shares Redeemed	(40,197)	(635,360)	(902,097)	(13,895,357)
Net Increase (Decrease)	624,353	$ 7,337,761	(819,056)	$(12,624,421)

The Small Cap Fund and Micro Cap Fund have not issued Investor Class shares.

Note 8. Investments

Small Cap Fund

For the year ended July 31, 2022, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $11,478,556 and $11,997,428, respectively.

Micro Cap Fund

For the year ended July 31, 2022, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $4,281,716 and $3,734,265, respectively.

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2022

Note 9. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2022, a long-term capital gain distribution of $1.431803 per share and a short-term capital gain distribution of $0.845345 were paid on December 28, 2021, for shareholders on record as of December 27, 2021, for a total distribution of $3,997,600.

The tax character of distributions paid during the year ended July 31, 2022, was as follows:

       Ordinary Income

$ 1,484,028

       Capital Gain

$ 2,513,572

During the year ended July 31, 2021, a long-term capital gain distribution of $1.425561 per share was paid on December 28, 2020, for shareholders on record as of December 27, 2020, for a total distribution of $2,121,872.

The tax character of distributions paid during the year ended July 31, 2021, was as follows:

Capital Gain

$ 2,121,872

As of July 31, 2022, for federal tax purposes the total investment aggregate cost is $31,890,579, the gross unrealized appreciation is $5,724,570 and the gross unrealized depreciation is $4,522,205 resulting in net unrealized appreciation of $1,202,365. The difference between book basis and tax basis unrealized appreciation/ (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales. As of July 31, 2022, for tax purposes the Small Cap Fund’s accumulated net realized gain on investment is $1,202,236. Additionally, the Small Cap Fund has elected to defer late year ordinary losses of $135,472. These losses are deemed to arise on the first day of the following fiscal year. Small Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. These reclassifications have no effect on net assets or net asset values per share. Accordingly, during the year ended July 31, 2022, amounts have been reclassified to reflect an increase in distributable earning of $109,020, and a corresponding decrease in accumulated paid in capital of $109,020, which primarily resulted from net operating losses. The total distributable earnings for the Small Cap Fund are $2,269,129.

Micro Cap Fund

During the year ended July 31, 2022, a long-term capital gain distribution of $2.567590 per share and a short-term capital gain distribution of $5.882578 were paid on December 28, 2021, for shareholders on record as of December 27, 2021, for a total distribution of $6,845,419.

The tax character of distributions paid during the year ended July 31, 2022, was as follows:

       Ordinary Income

$ 4,765,433

       Capital Gain

$ 2,079,986

No distributions were paid during the year ended July 31, 2021.

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2022

As of July 31, 2022, for federal tax purposes the total investment aggregate cost is $12,099,866, the gross unrealized appreciation is $3,072,107 and the gross unrealized depreciation is $1,578,087 resulting in net unrealized appreciation of $1,494,020. The difference between book basis and tax basis unrealized appreciation/ (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales. As of July 31, 2022, for tax purposes the Micro Cap Fund’s accumulated net realized gain on investment is $585,450 and its other temporary losses is $3,184. Additionally, the Micro Cap Fund has elected to defer late year ordinary losses of $67,394. These losses are deemed to arise on the first day of the following fiscal year. Micro Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. These reclassifications have no effect on net assets or net asset values per share. Accordingly, during the year ended July 31, 2022, amounts have been reclassified to reflect an increase in distributable earning of $72,143, and a corresponding decrease in accumulated paid in capital of $72,143, which primarily resulted from net operating losses. The total distributable earnings for the Micro Cap Fund are $2,008,892.

Note 10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2022, R. E. Smith Sub S Trust held approximately 29.85% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund. As of July 31, 2022, T. Rowe Price Retirement Plan Services held in omnibus accounts for the benefits of others, approximately 29.23% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund. As of July 31, 2022, Dortmund Ltd. held approximately 52.53% of the voting securities of the Micro Cap Fund and may be deemed to control the Micro Cap Fund. However, the above ownership does not constitute control with respect to the Securities and Exchange Commission’s (“SEC's”) auditor independence rules as they are not beneficial owners with significant influence over the Funds.

Note 11. Market Risk

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and their investments and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-

Annual Report | 33

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2022

19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has noted no such events required adjustment or disclosure.

Annual Report | 34

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Ranger Funds Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ranger Funds Investment Trust comprising Ranger Small Cap Fund and Ranger Micro Cap Fund (the “Funds”) as of July 31, 2022, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of their operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended July 31, 2021, and prior, were audited by other auditors whose report dated September 29, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

September 27, 2022

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RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION

JULY 31, 2022 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur ongoing costs, which typically consist of management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2022 through July 31, 2022 for Ranger Small Cap Fund and Ranger Micro Cap Fund.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ranger Small Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2022	July 31, 2022	February 1, 2022 to July 31, 2022

Actual	$1,000.00	$880.47	$5.32
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.14	$5.71

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by181/365 (to reflect the one-half year period).

a. Annualized expense ratio excluding shareholder servicing fees of 0.04% was 1.10%.

Ranger Micro Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2022	July 31, 2022	February 1, 2022 to July 31, 2022

Actual	$1,000.00	$927.04	$7.21
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.31	$7.55

* Expenses are equal to the Fund's annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

a. Annualized expense ratio excluding shareholder servicing fees of 0.01% was 1.50%.

Annual Report | 36

RANGER FUNDS INVESTMENT TRUST

TRUSTEES & OFFICERS

JULY 31, 2022 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005).	2	None
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	CEO, Ranger Capital Group Holdings, L.P. (since August 2021) President, Ranger Capital Group Holdings, L.P. (since 2001)	N/A	N/A
Wesley McDowell Year of Birth: 1985	Chief Compliance Officer (since September 2021) and Secretary (since September 2021)

General Counsel, Ranger Capital Group Holdings, L.P. (8/2021-present); CCO, Ranger Capital Group Holdings, L.P. (1/2021-present); Associate Attorney, Ranger Capital Group Holdings, L.P. (4/2017-8/2021); Counsel, Caprock Services (a business development company) (3/2013 – 4/2017)

			N/A	N/A
Peter S. Carlsen Year of Birth: 1960	Treasurer/Chief Financial Officer (since September 2021)	COO/CFO, Ranger Capital Group Holdings, L.P. (9/2021-present); Board Risk Oversight, First United Bank (7/2018-present); President & CEO, AIC Ventures LP (10/1999-3/2018)	N/A	N/A

* The address for each Trustee is c/o Ranger, 200 Crescent Court, Suite 1450, Dallas, Texas 75201.

** The term of office for each Trustee and Officer listed above will continue indefinitely.

*** The term “Fund Complex” refers to Ranger Funds Investment Trust.

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdco, Inc. (since July 2018) and CEO, Improving Holdings LLC (2007- July 2018), a technology consulting company	2	None
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee (since March 2014)	Managing Member, William K. Woodruff & Co, LLC, a registered investment adviser (2009-present); CEO, Christmas Morning Interests, Inc., a consulting company (1997-present); President, Southwest Region, The Signatry, a non-profit Christian foundation (2018-2020)	2	None
Larrie A. Weil Year of Birth: 1944	Independent Trustee, (since November 2020)	Principal, Weil Capital Advisors (since 2011)	2	None

* The address for each Trustee is c/o Ranger, 200 Crescent Court, Suite 1450, Dallas, Texas 75201.

** The term of office for each Trustee and Officer listed above will continue indefinitely.

** *The term “Fund Complex” refers to Ranger Funds Investment Trust.

Annual Report | 37

RANGER FUNDS INVESTMENT TRUST

ADDITIONAL INFORMATION

JULY 31, 2022 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-PORT’s are available on the SEC’s website at http://sec.gov.  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-458-4744.

 Liquidity Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended July 31, 2022, the Trust's Liquidity Program Administrator ("LPA") and the Board reviewed the Funds’ investments and they determined that, generally, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements.  Accordingly, the Board and the LPA concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Report | 38

Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 N. Water St., Suite 830, Milwaukee, WI 53202	Legal Counsel	Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank National Association 425 Walnut St., 6th Floor Cincinnati, OH 45202	Transfer Agent	Mutual Shareholder Services LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147
Distributor	Arbor Court Capital, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2022

$ 28,000

FY 2021

$ 65,000

(b)

Audit-Related Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2022

$ 7,000

FY 2021

$ 29,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2022

$ 7,000

FY 2021

$ 29,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)

A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ranger Funds Investment Trust

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 4, 2022

By  /s/ Pete Carlsen

     Pete Carlsen

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 4, 2022